PREPAID EXPENSES AND OTHER CURRENT ASSETS (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
PREPAID EXPENSES AND OTHER CURRENT ASSETS
Advances to employees	$ 663	$ 446
VAT rebate receivable	2,009	839
Prepaid rental and rental deposits	1,557	1,238
Advance to suppliers	455	425
Inventory	28	264
Interest receivable	1,168	861
Other prepaid expenses	1,960	1,652
Total	$ 7,840	$ 5,725